                                                                      Exhibit 99


                 [BANC OF AMERICA SECURITIES LOGO APPEARS HERE]



                   Bank of America Mortgage Securities, Inc.
                              BOAMS 2002-7 GROUP 1
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description


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Product                                                               Jumbo 30 Year Fixed
Amount                                                                        400,000,000+/-5%
Settle                                                                      July 30, 2002
Gross WAC                                                                          6.880%+/-15bps
WAC Range                                             Range less than or equal to 250 bps
Servicing Fee                                                                      25 bps
WAM                                                                                   357+/-2 mos
Weighted Average LTV                                         less than or equal to 70.00%
LTV greater than 80% and less than 90.01%                     less than or equal to 5.00%
LTV greater than 90%                                          less than or equal to 2.00%
Maximum Loan Amount                                                            $1,250,000
Average Loan Balance                                                            $ 490,000+/-$20,000
Occupancy                                                        greater than 90% Primary
                                                                  less than 10% Secondary
                                                                    less than 2% Investor

Delinquency                                                                   All Current
Property Type                                                 greater than 90% SF and PUD
Documentation Type                                        greater than 95% Full / Reduced
Loan Purpose                                           less than or equal to 18% cash-out
State Concentration                                          less than or equal to 50% CA
Zip Code Concentration                                                 No Greater than 2%
Delivery Variance                                                           Plus/Minus 5%
PMI                                                        All Loans greater than 80% LTV
Approximate Subordination                                                           2.75%+/-50 bps
Expected Rating Agencies                                    Moody's or S & P plus 1 other
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Banc of America Securities LLC
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                 [BANC OF AMERICA SECURITIES LOGO APPEARS HERE]



                   Bank of America Mortgage Securities, Inc.
                              BOAMS 2002-7 GROUP 2
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description




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Product                                                              Jumbo 15 Year Fixed
Amount                                                                        90,000,000+/-5%
Settle                                                                     July 30, 2002
Gross WAC                                                                         6.500%+/-15bps
WAC Range                                            Range less than or equal to 200 bps
Servicing Fee                                                                     25 bps
WAM                                                                                  177+/-2 mos
Weighted Average LTV                                        less than or equal to 65.00%
LTV greater than 80% and less than 90.01%                    less than or equal to 5.00%
LTV greater than 90%                                         less than or equal to 2.00%
Maximum Loan Amount                                                           $1,250,000
Average Loan Balance                                                           $ 505,000+/-$20,000

Occupancy                                                       greater than 90% Primary
                                                                 less than 10% Secondary
                                                                   less than 2% Investor

Delinquency                                                                  All Current
Property Type                                                greater than 90% SF and PUD
Documentation Type                                       greater than 95% Full / Reduced
Loan Purpose                                          less than or equal to 20% cash-out
State Concentration                                          less than or equal to 50% CA
Zip Code Concentration                                                No Greater than 2%
Delivery Variance                                                          Plus/Minus 5%
PMI                                                       All Loans greater than 80% LTV
Approximate Subordination                                                          1.40%+/-50 bps
Expected Rating Agencies                                   Moody's or S & P plus 1 other
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Banc of America Securities LLC
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.